Exhibit 10.4

AMENDED AND RESTATED TRUST AGREEMENT

between

USAA ACCEPTANCE, LLC

as Depositor

and

WELLS FARGO DELAWARE TRUST COMPANY

as Owner Trustee

Dated as of January 15, 2008

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TABLE OF CONTENTS
(continued)

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TABLE OF CONTENTS
(continued)

iii

          AMENDED AND RESTATED TRUST AGREEMENT, dated as of January 15, 2008 (as from time to time amended, supplemented or otherwise modified and in effect, this “Agreement”), between USAA ACCEPTANCE, LLC, a Delaware limited liability company, (the “Depositor”), having its principal office at 9830 Colonnade Blvd., Suite 600, San Antonio, Texas 78230; and WELLS FARGO DELAWARE TRUST COMPANY, a Delaware limited purpose trust company (the “Bank”), not in its individual capacity but solely as trustee under this Agreement (in such capacity, the “Owner Trustee”), having its principal corporate trust office at 919 North Market Street, Suite 1600, Wilmington, Delaware 19801 for the purpose of establishing the USAA Auto Owner Trust 2008-1 (the “Trust”).

          WHEREAS, the parties hereto intend to amend and restate that certain Trust Agreement, dated as of November 16, 2007, between the Depositor and the Owner Trustee, on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Depositor and the Owner Trustee hereby agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

          Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale and Servicing Agreement (the “Sale and Servicing Agreement”), dated as of January 15, 2008, among the Trust, the Depositor and USAA Federal Savings Bank, as Seller and Servicer, which also contains rules as to usage that shall be applicable herein.

ARTICLE II

ORGANIZATION OF THE TRUST

          SECTION 2.1. Name. The Trust continued hereby shall be known as “USAA Auto Owner Trust 2008-1”, in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

          SECTION 2.2. Offices. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

          SECTION 2.3. Purposes and Powers. The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

(i) to acquire, hold and manage the Trust Property;

(ii) to issue the Notes pursuant to the Indenture, and the Certificates pursuant to this Agreement upon the written order of the Depositor;

(iii) in exchange for the Notes and the Certificates, to acquire the Receivables and funds in the amount of the Reserve Initial Deposit;

(iv) to pay interest on and principal of the Notes and distributions on the Certificates;

(v) to Grant the Trust Property to the Indenture Trustee pursuant to the Indenture;

(vi) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(vii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (viii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Property and the making of interest and principal payments to the Noteholders and the making of distributions to the Certificateholders.

          The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

          SECTION 2.4. Appointment of Owner Trustee. Upon the execution of this Agreement, the Owner Trustee shall continue as trustee of the Trust, to have all the rights, powers and duties set forth herein.

          SECTION 2.5. Capital Contribution of Trust Property. As of November 16, 2007, the Depositor sold, assigned and transferred to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of such date, the foregoing contribution, which shall constitute the initial Trust Property. The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee. On the Closing Date, the Depositor shall convey to the Trust the Trust Property and the Reserve Initial Deposit and the Owner Trustee shall cause the delivery to or upon the order of the Depositor the Notes and the Certificates.

          SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, until the Certificates are held by a Person other than the Depositor (or, to the extent a Class of Notes is recharacterized to be treated as equity for U.S. federal tax purposes), the Trust shall be disregarded as an entity separate from the Depositor and the Notes will be characterized as debt. At such time that the Certificates are held by more than one Person, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership being the Certificateholders and any Notes recharacterized as trust equity for U.S. federal tax purposes, and the Notes being debt of the partnership. The Depositor and the Certificateholders by acceptance of a Certificate agree to such treatment and agree to take no action inconsistent with such treatment. The parties agree that, unless the certificates are held by more than one person or it is otherwise required by appropriate tax authorities, the Trust will not file or cause to be filed annual or other returns, reports and other forms that are inconsistent with the characterization of the Trust as an entity that is not separate from its owner. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee has filed the Certificate of Trust and a Certificate of Amendment to the Certificate of Trust, changing the name of the Trust from USAA Auto Owner Trust 2007-3 to USAA Auto Owner Trust 2008-1, with the Secretary of State.

          SECTION 2.7. Liability of the Depositor and the Certificateholders. Neither the Depositor (except as otherwise provided herein) nor any Certificateholder shall have any personal liability for any liability or obligation of the Trust.

          SECTION 2.8. Title to Trust Property. Legal title to the entirety of the Trust Property shall be vested at all times in the Trust as a separate legal entity.

          SECTION 2.9. Situs of Trust. The Trust shall be administered by the Owner Trustee in the State of Delaware. The Trust shall not have any employees in any state other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the Bank, the Depositor or the Owner Trustee from having employees within or without the State of Delaware. The principal office of the Trust shall be in care of the Owner Trustee in the State of Delaware.

          SECTION 2.10. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

          (a) The Depositor is duly formed and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms, and the Depositor has full power and authority to sell and assign the property to be sold and assigned to, and deposited with, the Trust, and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary limited liability company action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary limited liability company action.

          (c) The Depositor has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors’ rights in general and by general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

          (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents) or (iii) violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          (e) There are no proceedings or investigations pending or, to the Depositor’s best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or (iv) which might adversely affect the federal income tax attributes, or Applicable Tax State franchise or income tax attributes, of the Notes and the Certificates.

          SECTION 2.11. Federal Income Tax Matters. If there is more than one beneficial owner of the Certificates, net income or net loss of the Trust for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated among the Certificateholders as of the first day following the Record Date, in proportion to their Percentage Interest evidencing the Certificates on the Record Date.

          If there is more than one beneficial owner of the Certificates (or if a Class of Notes is recharacterized as equity for U.S. federal tax purposes), the Trust is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Certificateholders, or as otherwise required by the Code.

          For each taxable year of the Trust, pursuant to Sections 7704(c) and 7704(d) of the Code, the principal activity of the Trust will consist of purchasing and holding debt receivables (which are capital assets to the Trust) and issuing and paying notes, and at least 90% of the Trust’s gross income for each taxable year of the Trust will constitute “qualifying income” under such Code provisions in the form of interest and gains from such receivables and other qualifying income.

ARTICLE III

TRUST CERTIFICATES AND TRANSFER OF INTERESTS

          SECTION 3.1. Initial Beneficial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficial owner of the Trust.

          SECTION 3.2. The Certificates. (a) The Certificates shall be issued substantially in the form set forth in Exhibit A, in minimum denominations of a one percent Percentage Interest in the Trust.

          (b) The Certificates shall be executed on behalf of the Trust by the Owner Trustee by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Owner Trustee, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

          (c) A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee’s acceptance of a Certificate duly registered in such transferee’s name pursuant to Section 3.4.

          SECTION 3.3. Authentication of Certificates. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates, in an aggregate Percentage Interest equal to 100%, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, without further action by the Depositor, in authorized denominations. No Certificate shall entitle its Certificateholder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A hereto, executed by the Owner Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 3.4. Registration of Certificates; Transfer and Exchange of Certificates. (a) The Owner Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a register in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

          (b) The Certificates have not been and will not be registered under the Securities Act and will not be listed on any exchange. No transfer of a Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to ensure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Owner Trustee, the Indenture Trustee and the Depositor (if the Depositor is not the Certificateholder) in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit C (the “Transferor Certificate”) and either Exhibit D (the “Investment Letter”) or Exhibit E (the “Rule 144A Letter”). The Depositor shall provide to any Certificateholder of a Certificate and any prospective transferee designated by any such Certificateholder, information regarding the Certificates and, based solely on information received from the Servicer, the Receivables and, to the extent reasonably obtainable by the Depositor, such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each holder of a Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws. The Owner Trustee shall cause each Certificate to contain a legend in the form set forth on the form of Certificate attached hereto as Exhibit A. The Certificates may not be acquired by or for the account of a Benefit Plan. By accepting and holding a Certificate, the holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

          (c) Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8 and upon compliance with any provisions of this Agreement relating to such transfer, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations and aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

          Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee, duly executed by the related Certificateholder or such Certificateholder’s attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

          No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The preceding provisions of this Section 3.4 notwithstanding, the Owner Trustee shall not make any transfer or exchange of Certificates for a period of fifteen (15) days preceding any Payment Date for any payment with respect to the Certificates.

          SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Owner Trustee, or if the Owner Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Owner Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice that such Certificate has been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate, a new Certificate, of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.5, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.5 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 3.6. Persons Deemed Owners of Certificates. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving interest or distributions pursuant to this Agreement and for all other purposes whatsoever, and the Owner Trustee shall not be bound by any notice to the contrary.

          SECTION 3.7. Access to List of Certificateholders’ Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, or to the Indenture Trustee, within fifteen (15) days after receipt by the Owner Trustee of a written request therefor from the Servicer or the Depositor, or the Indenture Trustee, as the case may be, a list, in such form as the requesting party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more holders of Certificates evidencing not less than 25% of the Percentage Interests evidenced by the Certificates apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold either the Depositor or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          SECTION 3.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in the State of Delaware, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of any such office or agency.

          SECTION 3.9. [Reserved].

          SECTION 3.10. [Reserved].

          SECTION 3.11. [Reserved].

          SECTION 3.12. [Reserved].

          SECTION 3.13. Definitive Certificates. The Certificates, upon original issuance, will be issued in the form of a typewritten Certificate or Certificates in the form attached hereto as Exhibit A to be delivered to the Certificateholders as directed by the Depositor, by, or on behalf of, the Trust. The Certificates shall be printed, lithographed, typewritten or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

          SECTION 3.14. Authenticating Agents. (a) The Owner Trustee may appoint one or more Persons (each, an “Authenticating Agent”) with power to act on its behalf and subject to its direction in the authentication of Certificates in connection with issuance, transfers and exchanges under Sections 3.3, 3.4 and 3.5, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Certificates. For all purposes of this Agreement, the authentication of Certificates by an Authenticating Agent pursuant to this Section 3.14 shall be deemed to be the authentication of Certificates “by the Owner Trustee.”

          (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

          (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Owner Trustee and the Depositor. The Owner Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Servicer and the Depositor. Upon receiving such notice of resignation or upon such a termination, the Owner Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Depositor and the Servicer.

          (d) The Servicer, pursuant to the Sale and Servicing Agreement, agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Section 6.4 shall be applicable to any Authenticating Agent.

ARTICLE IV

ACTIONS BY OWNER TRUSTEE

          SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters. It is the intention of the Depositor and the Certificateholders that the powers and duties of the Owner Trustee are ministerial only and that any non-ministerial action (including the taking of any legal action) may only be taken by the Owner Trustee in accordance with this Section 4.1. With respect to the following matters, the Owner Trustee shall not take action unless, (i) at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders of record as of the preceding Record Date and the Rating Agencies in writing of the proposed action and (ii) Certificateholders holding not less than a majority of the Percentage Interests evidenced by the Certificates shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

          (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought by the Servicer in connection with the collection of the Receivables) and the settlement of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection by the Servicer of the Receivables);

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

          (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment would materially adversely affect the interests of the Certificateholders; or

          (e) the amendment, change or modification of the Sale and Servicing Agreement or the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or to add any provision that would not materially adversely affect the interests of the Certificateholders.

          SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee may not, except upon the occurrence of an Event of Servicing Termination subsequent to the payment in full of the Notes and in accordance with the written direction of Certificateholders holding not less than a majority of the Percentage Interests evidenced by the Certificates, (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Article VII thereof, (b) appoint a successor Servicer pursuant to Article VII of the Sale and Servicing Agreement, (c) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof or (d) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement.

          SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust until one year and one day after the Notes have been paid in full and each Certificateholder (other than the Depositor) approves of such commencement in advance and delivers to the Owner Trustee a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

          SECTION 4.4. Restrictions on Certificateholders’ Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

          SECTION 4.5. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders holding not less than a majority of the Percentage Interests evidenced by the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by holders of Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Certificates at the time of the delivery of such notice.

ARTICLE V

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

          SECTION 5.1. [Reserved].

          SECTION 5.2. Application of Trust Funds. (a) Distributions on the Certificate shall be made in accordance with the provisions of the Indenture and the Sale and Servicing Agreement. Subject to the lien of the Indenture, the Owner Trustee shall promptly distribute to the Certificateholder all other amounts (if any) received by the Issuer or the Owner Trustee in respect of the Trust Property. After the termination of the Indenture in accordance with its terms, the Owner Trustee shall distribute all amounts received (if any) by the Issuer and the Owner Trustee in respect of the Trust Property at the direction of the Certificateholder.

          (b) On each Payment Date, the Owner Trustee shall send to each Certificateholder (other than the Depositor) as of the related Record Date the statement provided to the Owner Trustee by the Servicer pursuant to Section 4.9 of the Sale and Servicing Agreement with respect to such Payment Date.

          (c) In the event that any withholding tax is imposed on the Trust’s payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section 5.2. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any such withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee may, in its sole discretion, withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

          SECTION 5.3. Method of Payment. Subject to Section 8.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if (i) such Certificateholder shall have provided to the Owner Trustee and Indenture Trustee appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Certificateholder’s Certificates in the aggregate evidence a denomination of not less than thirty percent (30%) Percentage Interest, or (ii) such Certificateholder is the Depositor or, if not, by check mailed to such Certificateholder at the address designated by such Certificateholder to the Owner Trustee and Indenture Trustee in writing.

          SECTION 5.4. No Segregation of Monies; No Interest. Subject to Section 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, the Indenture or the Sale and Servicing Agreement, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

          SECTION 5.5. Accounting and Reports to Noteholders, Certificateholders, Internal Revenue Service and Others. The Trust shall, based on information provided by or on behalf of the Depositor, (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1 if the Trust is treated as a partnership for federal income tax purposes) to enable each Certificateholder to prepare its federal and State income tax returns, (c) prepare (or cause to be prepared), file (or cause to be filed) such tax returns relating to the Trust (including a partnership information return, IRS Form 1065 if the Trust is treated as a partnership for federal income tax purposes) and make such elections as may from time to time be required or appropriate under any applicable State or federal statute or rule or regulation thereunder so as to prevent the Trust from being taxed as a corporation, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Certificateholders. If the Trust is treated as a partnership for federal tax purposes the Trust shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Trust shall not make the election provided under Section 754 of the Code.

          SECTION 5.6. Signature on Returns; Tax Matters Partner. (a) The Servicer shall prepare (or cause to be prepared) and the Depositor shall sign, on behalf of the Trust, the tax returns of the Trust, if any, unless applicable law requires a Certificateholder to sign such documents.

          (b) In the event that the Trust is designated as a partnership for federal income tax purposes, the Depositor shall be designated the “tax matters partner” of the Trust pursuant to Section 6231(a)(7)(A) of the Code.

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

          SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof and the Depositor’s execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver (i) Class A-1 Notes in the aggregate principal amount of $254,000,000, (ii) Class A-2 Notes in the aggregate principal amount of $330,000,000, (iii) Class A-3 Notes in the aggregate principal amount of $373,000,000, (iv) Class A-4 Notes in the aggregate principal amount of $258,625,000 and (v) Class B Notes, in the aggregate principal amount of $34,375,000. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Trust as is permitted by the Basic Documents and which the Servicer or the Administrator directs with respect to the Basic Documents, except to the extent that this Agreement expressly requires the consent of Certificateholders for such action.

          SECTION 6.2. General Duties. Subject to Section 4.1 hereof, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Lien of the Indenture and in accordance with the provisions of this Agreement and the other Basic Documents. Notwithstanding anything else to the contrary in this Agreement, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator is required in the Administration Agreement to perform any act or to discharge such duty of the Owner Trustee or the Trust hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. Except as expressly provided in the Basic Documents, the Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

          SECTION 6.3. Action upon Instruction. (a) Subject to Article IV, and in accordance with the terms of the Basic Documents, a majority of the Percentage Interests evidenced by the Certificates may, by written instruction, direct the Owner Trustee in the management of the Trust.

          (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

          (d) In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

          SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Property, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document. Notwithstanding any Person’s right to instruct the Owner Trustee, neither the Owner Trustee nor any agent, employee, director or officer of the Owner Trustee shall have any obligation to execute any certificates or other documents required pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder, and the refusal to comply with any such instructions shall not constitute a default or breech under any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Lien (other than the Lien of the

Indenture) on any part of the Trust Property that results from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Property.

          SECTION 6.5. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Property except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents to which the Trust or the Owner Trust is a party and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3. Neither the Depositor nor the Certificateholders shall direct the Trustee to take any action that would violate the provisions of this Section 6.5.

          SECTION 6.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income or Applicable Tax State income or franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or Applicable Tax State income or franchise tax purposes or (iii) cause the Trust or any portion thereof to be taxable as an association (or publicly traded partnership) taxable as a corporation for federal income or Applicable Tax State income or franchise tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

          SECTION 6.7. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Trust Property upon the terms of this Agreement and the other Basic Documents to which the Owner Trustee is a party. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.9 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the instructions of any Certificateholder, the Indenture Trustee, the Depositor, the Administrator or the Servicer;

          (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or amounts payable or distributable on the Certificates;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Property, or for or in respect of the validity or sufficiency of the other Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Servicer, the Administrator, the Depositor or the Indenture Trustee under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Depositor or the Servicer under the Sale and Servicing Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.

          The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its willful misconduct, bad faith or negligence in the performance of any such act.

          SECTION 6.8. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

          SECTION 6.9. Representations and Warranties. (a) The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

          (i) It is a Delaware limited purpose trust company duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware State law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

          SECTION 6.10. Reliance; Advice of Counsel. (a) The Owner Trustee may rely upon, shall be protected in relying upon, and shall incur no liability to anyone in acting upon, any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Basic Document.

          SECTION 6.11. Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created, Wells Fargo Delaware Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Property for payment or satisfaction thereof.

          SECTION 6.12. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Property or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document, or the accuracy of any such warranty or representation, or any action of the Indenture Trustee, the Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee.

          SECTION 6.13. Owner Trustee May Own Certificates and Notes. Wells Fargo Delaware Trust Company, in its individual or any other capacity, may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Servicer, the Administrator and the Indenture Trustee in banking transactions with the same rights as they would have if it was not the Owner Trustee.

ARTICLE VII

COMPENSATION AND INDEMNITY OF OWNER TRUSTEE

          SECTION 7.1. Owner Trustee’s Fees and Expenses. The Servicer, pursuant to the Sale and Servicing Agreement, shall pay to the Owner Trustee as compensation for its services hereunder such fees as have been separately agreed upon prior to the date hereof between the Servicer and the Owner Trustee, and the Servicer pursuant to the Sale and Servicing Agreement shall reimburse the Owner Trustee for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Servicer shall indemnify the Owner Trustee pursuant to the Sale and Servicing Agreement.

          SECTION 7.2. Payments to Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Trust Property immediately after such payment.

ARTICLE VIII

TERMINATION

          SECTION 8.1. Termination of the Trust. (a) The Trust shall dissolve and wind up, (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation, (ii) upon the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Servicing Agreement, Article V and Section 8.2, or (iii) upon the entry of an order for the dissolution of the Trust from a court of competent jurisdiction. Any Insolvency Event, liquidation, dissolution, death or incapacity with respect to any Certificateholder shall not (x) operate to terminate this Agreement or dissolve and/or terminate the Trust, nor (y) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Property nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto. Upon dissolution of the Trust, the Owner Trustee shall wind up the business and affairs of the Trust as required by Section 3808 of the Statutory Trust Statute.

          (b) Except as provided in Section 8.1(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

          (c) Notice of any dissolution of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Owner Trustee for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of such dissolution from the Servicer, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee therein designated, (ii) the amount of any such final payment (after reservation of sums sufficient to pay all claims and obligations, if any, known to the Owner Trustee and payable by the Trust) and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified. Upon presentation and surrender of the Certificates, the Owner Trustee shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.2. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Trust in respect of the Indenture and the Notes, the Owner Trustee, in the absence of actual knowledge of any other claim against the Trust, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Statutory Trust Statute.

          In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

          (d) Upon final distribution of any funds remaining in the Trust, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(d) of the Statutory Trust Statute whereupon the Trust and this Agreement shall terminate.

ARTICLE IX

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

          SECTION 9.1. Eligibility Requirements for Owner Trustee. (a) The Owner Trustee shall at all times (i) be authorized to exercise corporate trust powers; (ii) have (or shall have a parent that has) a combined capital and surplus of at least $50,000,000 and shall be subject to supervision or examination by federal or state authorities; and (iii) shall have (or shall have a parent that has) a long-term debt rating of investment grade by each of the Rating Agencies or be otherwise acceptable to the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

          (b) The Owner Trustee shall at all times be an institution satisfying the provisions of Section 3807(a) of the Statutory Trust Statute.

          SECTION 9.2. Resignation or Removal of Owner Trustee. (a) The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Depositor, and will provide to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under the Exchange Act with respect to the resignation of the Owner Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the applicable successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

          (b) If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 or resigns pursuant to Section 9.2 of this Agreement and the ineligible or non-resigning Owner Trustee shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or if at any time an Insolvency Event with respect to the Owner Trustee shall have occurred and be continuing, then the Administrator may remove the Owner Trustee. If at any time the Owner Trustee shall fail to comply with any of its obligations under Section 9.2 or Section 9.4 of this Agreement or Article X of the Sale and Servicing Agreement during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust and such failure is not remedied within the lesser of ten calendar days and the period of time in which the related Exchange Act Report is required to be filed (without taking into account any extensions), then the Depositor may remove the Owner Trustee. If the Administrator or Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee, by written instrument, in triplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the successor Owner Trustee, and one copy to the Depositor, together with the basis for removal and shall pay all fees owed to the outgoing Owner Trustee.

          (c) Any resignation or removal of an Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 9.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3, payment of all fees and expenses owed to the outgoing Owner Trustee and the filing of a certificate of amendment to the Certificate of Trust if required by the Statutory Trust Statute. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Certificateholders, the Indenture Trustee, the Noteholders and each of the Rating Agencies.

          SECTION 9.3. Successor Owner Trustee. (a) Any successor Owner Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement and deliver to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under the Exchange Act with respect to the successor Owner Trustee. Upon the resignation or removal of the predecessor Owner Trustee becoming effective pursuant to Section 9.2, such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

          (b) No successor Owner Trustee shall accept appointment as provided in this Section 9.3 unless, at the time of such acceptance, such successor Owner Trustee shall be eligible pursuant to Section 9.1.

          (c) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.3, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Servicer, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

          (d) Any successor Owner Trustee appointed hereunder shall file the amendments to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

          SECTION 9.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee hereunder; provided that such corporation shall be eligible pursuant to Section 9.1; and provided further, that (i) the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies and the Depositor not less than fifteen (15) days prior to the effective date thereof, (ii) the Owner Trustee shall file an amendment to the Certificate of Trust as required by Section 9.3 and (iii) the Owner Trustee will provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under the Exchange Act with respect to the successor Owner Trustee.

          SECTION 9.5. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity, such title to the Trust Property, or any part thereof, and, subject to the other provisions of this Section 9.5, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.3.

          (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

          (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 9.6. Compliance with Statutory Trust Statute. Notwithstanding anything herein to the contrary, the Trust shall at all times have at least one trustee which meets the requirements of Section 3807(a) of the Statutory Trust Statute.

ARTICLE X

MISCELLANEOUS

          SECTION 10.1. Amendments. (a) This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies and the Indenture Trustee, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement inconsistent with any other provision of this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; and provided further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

          (b) This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies and the Indenture Trustee, with the consent of (i) the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding and (ii) the holders of Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders, or (ii) reduce the aforesaid percentage of the principal amount of the Notes Outstanding and the Percentage Interests required to consent to any such amendment, without the consent of all the Noteholders and Certificateholders affected thereby; and provided further, that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

          (c) Promptly after the execution of any such amendment, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

          (d) It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section 10.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

          (f) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

          (g) In connection with the execution of any amendment to this Agreement or any amendment to any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

          SECTION 10.2. No Legal Title to Trust Property in Certificateholders. Neither the Depositor nor the Certificateholders shall have legal title to any part of the Trust Property. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their undivided ownership interest in the Trust Property shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

          SECTION 10.3. Limitation on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Administrator, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 10.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the respective Corporate Trust Office; if to the Depositor, addressed to USAA Acceptance, LLC at the address of its principal executive office first above written; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shall be designated by such party in a written notice to each other party. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

          SECTION 10.5. Severability. Any provision of this Agreement or the Certificates that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 10.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 10.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

          SECTION 10.8. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), and the Depositor solely in relation to the Trust, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenants and agrees that it will not, prior to the date which is one year and one day after the Notes have been paid in full, institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

          SECTION 10.9. No Recourse. Each Certificateholder, by accepting a Certificate, acknowledges that such Certificateholder’s Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

          SECTION 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 10.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

USAA ACCEPTANCE, LLC,
as Depositor

By:	/s/ David K. Kimball

	Name:	David K. Kimball
	Title:	Assistant Vice President

S-1

WELLS FARGO DELAWARE
TRUST COMPANY,
as Owner Trustee

By:	/s/ Ann Roberts Dukart

	Name:	Ann Roberts Dukart
	Title:	Vice President

S-2

EXHIBIT A

FORM OF CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 3.4 OF THE AMENDED AND RESTATED TRUST AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (A COPY OF WHICH TRUST AGREEMENT IS AVAILABLE FROM THE OWNER TRUSTEE UPON REQUEST), INCLUDING RECEIPT BY THE OWNER TRUSTEE OF AN INVESTMENT LETTER IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS.

THE CERTIFICATES MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) WHETHER OR NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY (EACH, A “BENEFIT PLAN”). BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER THEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN.

No. R-[ ]
Percentage Interest: [ ]

USAA AUTO OWNER TRUST 2008-1

ASSET BACKED CERTIFICATE

evidencing a beneficial interest in the Trust, as defined below. The property of the Trust includes a pool of motor vehicle retail installment loans, secured by security interests in the motor vehicles financed thereby, conveyed by USAA Acceptance, LLC to the Trust. The property of the Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

(This Certificate is not a deposit, does not represent an interest in or obligation of USAA Federal Savings Bank or any of its Affiliates and is not insured by the Federal Deposit Insurance Corporation or any other entity.)

          THIS CERTIFIES THAT ___________ is the registered owner of a ONE HUNDRED Percentage Interest of Asset Backed Certificates of USAA Auto Owner Trust 2008-1 (the

“Trust”) formed by USAA Acceptance, LLC, a Delaware limited liability company (the “Depositor”).

          The Trust is governed pursuant to an Amended and Restated Trust Agreement, dated as of January 15, 2008 (as from time to time amended, supplemented or otherwise modified and in effect, the “Trust Agreement”), between the Depositor and Wells Fargo Delaware Trust Company, a Delaware limited purpose trust company, not in its individual capacity but solely as owner trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated as “Asset Backed Certificates” (herein called the “Certificates”) which are issued under and are subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. Also issued under the Indenture, dated as of January 15, 2008 (as from time to time amended, supplemented or otherwise modified and in effect, the “Indenture”), between the Trust and The Bank of New York, as indenture trustee (in such capacity, the “Indenture Trustee”), are the Notes designated as “Class A-1 4.4526% Asset Backed Notes”, “Class A-2 4.27% Asset Backed Notes”, “Class A-3 4.16% Asset Backed Notes”, “Class A-4 4.50% Asset Backed Notes” and “Class B 6.50% Asset Backed Notes” (collectively, the “Notes”). The property of the Trust includes (i) a pool of motor vehicle retail installment loans for new and used automobiles and light trucks and certain rights and obligations thereunder (the “Receivables”); (ii) monies received thereunder on or after the Cut-off Date; (iii) security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Trust in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors; (v) all of the rights to the Receivable Files; (vi) the Trust Accounts, and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all securities entitlements related to the foregoing and all proceeds thereof; (vii) the Depositor’s rights under the Receivables Purchase Agreement, dated as of January 15, 2008 (as from time to time amended, supplemented or otherwise modified and in effect the “Receivables Purchase Agreement”), by and between USAA Federal Savings Bank and the Depositor and the Issuer’s rights under the Sale and Servicing Agreement, dated as of January 15, 2008 (as from time to time amended, supplemented or otherwise modified and in effect, the “Sale and Servicing Agreement”), by and among the Trust, the Depositor, and USAA Federal Savings Bank, as seller (in such capacity, the “Seller”) and as servicer (in such capacity, the “Servicer”); (viii) payments and proceeds with respect to the Receivables held by the Servicer; (ix) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable purchased by the Servicer or repurchased by the Seller or the Depositor); (x) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (xi) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

          THE RIGHTS OF THE TRUST IN THE FOREGOING PROPERTY OF THE TRUST HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE NOTES.

          Under the Trust Agreement, there will be distributed on the 15th day of each month, or if such 15th day is not a Business Day, the next Business Day (each, a “Payment Date”), commencing February 15, 2008 to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding month (the “Record Date”) such Certificateholder’s Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date pursuant to the Trust Agreement. Following the occurrence and during the continuation of certain Events of Default under the Indenture which result in an acceleration of the Notes, no distributions will be made on the Certificates until all principal and interest on the Notes has been paid in full.

          THE HOLDER OF THIS CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS IN RESPECT OF THIS CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE SALE AND SERVICING AGREEMENT, THE INDENTURE AND THE TRUST AGREEMENT.

          It is the intent of the Depositor and the Certificateholders that, to the extent the Certificates are beneficially owned by a single Certificateholder for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a disregarded entity and to the extent the Certificates are beneficially owned by more than one Certificateholder as a partnership with the Certificateholders being treated as partners in that tax partnership. A Certificateholder, by its acceptance of a Certificate, agrees to so treat, and to take no action inconsistent with the treatment of, the Trust for such tax purposes as a disregarded entity and not as a separate tax entity for federal income tax and state income and franchise tax purposes.

          Each Certificateholder, by its acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as the beneficial ownership interests in an entity that is disregarded if there is only one Certificateholder or as partnership interests in the Trust if there is more than one Certificateholder.

          Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not, prior to the date that is one year and one day after the Notes have been paid in full, institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Trust Agreement or any of the other Basic Documents.

          Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder of record without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in New York, New York.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by the Owner Trustee by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or be valid for any purpose.

          This Certificate shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Dated: January 15, 2008

USAA AUTO OWNER TRUST 2008-1

By:	Wells Fargo Delaware Trust Company, not in its individual capacity but solely as Owner Trustee

By:

Authorized Officer

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

          This is one of the Certificates referred to in the within-mentioned Trust Agreement.

Dated: January 15, 2008

Wells Fargo Delaware Trust Company, not in its individual capacity but solely as Owner Trustee

By:

Authorized Officer

[REVERSE OF CERTIFICATE]

          The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Administrator, the Owner Trustee or any Affiliates of any of them other than the Trust and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality or by any other entity and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement.

          The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Noteholders and the Certificateholders evidencing not less than a majority of the principal amount of the Notes Outstanding and the Percentage Interests, respectively. Any such consent by the holder of this Certificate shall be conclusive and binding on such Certificateholder and on all future holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Certificateholders.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of the Certificates are registrable upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Owner Trustee in Wilmington, Delaware, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

          The Certificates are issuable as definitive Certificates in denominations of a minimum of one percent Percentage Interest in the Trust. Certificates are exchangeable for new Certificates and authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

          The Owner Trustee and any agent of the Owner Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Owner Trustee nor any agent of the Owner Trustee shall be affected by any notice to the contrary.

          The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) whether or not subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or which uses plan assets to acquire

Certificates (each, a “Benefit Plan”). By accepting and holding this Certificate, the holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

          The Trust shall dissolve (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation, (ii) upon the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the Indenture, the Trust Agreement and the Sale and Servicing Agreement, or (iii) the entry of an order for the dissolution of the Trust by a court of competent jurisdiction, and upon such dissolution any remaining assets of the Trust shall be distributed to the Depositor. The Servicer of the Receivables may at its option purchase the assets of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect an early retirement of the Notes and the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Initial Pool Balance.

ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Certificate on the ______________ books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________

*/

Signature Guaranteed:

*/

*/NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

EXHIBIT B

FORM OF CERTIFICATE OF TRUST

CERTIFICATE OF TRUST OF
USAA AUTO OWNER TRUST 2008-1

          This Certificate of Trust of USAA Auto Owner Trust 2008-1 (the “Trust”), is being duly executed and filed by Wells Fargo Delaware Trust Company, a Delaware limited purpose trust company, as owner trustee (the “Owner Trustee”), to form a statutory trust under the Delaware Statutory Trust Act (12 Delaware Code, ss. 3801 et seq.) (the “Act”).

          1. Name. The name of the statutory trust formed hereby is USAA Auto Owner Trust 2008-1.

          2. Owner Trustee. The name and business address of the Owner Trustee is Wells Fargo Delaware Trust Company, 919 North Market Street, Suite 700, Wilmington, DE 19801, Attention: Corporate Trust Administration.

          3. Effective Date. This Certificate of Trust shall be effective upon filing.

          IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

Wells Fargo Delaware Trust Company, not in its individual capacity but solely as Owner Trustee

By:

Name:
Title:

B-1

EXHIBIT C

FORM OF TRANSFEROR CERTIFICATE

                    [DATE]

[Seller]
[Seller Address]
[Owner Trustee]
[Owner Trustee Address]

          Re: USAA Auto Owner Trust 2008-1 Asset-Backed Certificates

Ladies and Gentlemen:

In connection with our disposition of the above-referenced Certificates (the “Certificates”) we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

Very truly yours,

[NAME OF TRANSFEROR]

By:

Authorized Officer

C-1

EXHIBIT D

FORM OF INVESTMENT LETTER

                    [DATE]

[Seller]
[Seller Address]
[Owner Trustee]
[Owner Trustee Address]

          Re: USAA Auto Owner Trust 2008-1 Asset-Backed Certificates

Ladies and Gentlemen:

In connection with our acquisition of the above-referenced Certificates (the “Certificates”) we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an institutional “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below), (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any state securities laws and (f) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any relevant state securities laws or is exempt from such registration requirements and (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Amended and Restated Trust Agreement dated as of January 15, 2008, between USAA Acceptance LLC and Wells Fargo Delaware Trust Company, as Owner Trustee.

D-1

We represent and warrant that we are not and are not acquiring the Certificates for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) whether or not subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended or (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity.

Very truly yours,

[NAME OF TRANSFEREE]

By:

Authorized Officer

D-2

EXHIBIT E

FORM OF RULE 144A LETTER

                    [DATE]

[Seller]
[Seller Address]
[Owner Trustee]
[Owner Trustee Address]

          Re: USAA Auto Owner Trust 2008-1 Asset-Backed Certificates

Ladies and Gentlemen:

In connection with our acquisition of the above-referenced Certificates (the “Certificates”) we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates or any interest in the Certificates, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Certificates or any interest in the Certificates from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Certificates, and (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) pursuant to another exemption from registration under the Act.

E-1

We represent and warrant that we are not and are not acquiring the Certificates for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) whether or not subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended or (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity.

Very truly yours,

[NAME OF TRANSFEREE]

By:

Authorized Officer

E-2